Exhibit 99.1

ANNUAL MEEING OF SHAREHOLDERS May 13, 2025

❖ Expand portfolio of recurring income producing commercial and hospitality properties ❖ Develop residential communities with long term, scalable and repeatable revenue ❖ Multi-faceted capital allocation between capital expenditures for business growth, stock repurchases, and debt reduction ❖ Steady and growing dividend program CONSISTENT BUSINESS STRATEGY

87% OF THE 165,000 ACRES OWNED ARE IN BAY, WALTON AND GULF COUNTIES ENTITLEMENTS TO DEVELOP OVER 170,000 RESIDENTIAL UNITS AND OVER 22 MILLION SQUARE FEET OF NON-RESIDENTIAL USES MAJORITY OF REVENUE IS DERIVED FROM LESS THAN 2% OF LAND HOLDINGS HOW JOE IS POSITIONED

COMPOUND ANNUAL GROWTH RATE 15% • Growth Rate calculated using Compound Annual Growth Rate formula • Balances at amortized cost basis as of each year end INVESTMENT IN REAL ESTATE & UNCONSOLIDATED JOINT VENTURES BALANCE SHEET ($ IN MILLIONS)

COMPOUND ANNUAL GROWTH RATE 27% • Growth Rate calculated using Compound Annual Growth Rate formula • Includes total revenue of each unconsolidated joint venture • Revenue of unconsolidated joint ventures is not included in St. Joe’s consolidated revenue CONSOLIDATED & UNCONSOLIDATED REVENUE ($ IN MILLIONS)

• Growth Rate calculated using Compound Annual Growth Rate formula • See Slide “Reconciliation of Non-GAAP Financial Measures” COMPOUND ANNUAL GROWTH RATE 27% EBITDA ($ IN MILLIONS)

IN 2025, DEPRECIATION WAS $47.5 MILLION, WHICH IS A NON-CASH ITEM. COMPOUND ANNUAL GROWTH RATE 25% • Compound Annual Growth Rate calculated using Compound Annual Growth Rate formula NET INCOME ($ IN MILLIONS)

COMPOUND ANNUAL GROWTH RATE 28% • Compound Annual Growth Rate calculated using Compound Annual Growth Rate formula • Earnings Per Share attributable to the Company is presented based on the basic weighted average shares outstanding EARNINGS PER SHARE IN 2025, DEPRECIATION WAS $0.82 PER SHARE, WHICH IS A NON-CASH ITEM.

NET INCOME IS REDUCED BY DEPRECIATION, WHICH IS A NON-CASH ITEM. COMPOUND ANNUAL GROWTH RATE 21% • Compound Annual Growth Rate calculated using Compound Annual Growth Rate formula GROWTH IN DEPRECIATION NON-CASH ITEM

“FREE CASH FLOW” DEPRECIATION/SUSTAINING CAPITAL 2025 SNAPSHOT ($ in Thousands) 2025 Net income attributable to the Company $115,627 Depreciation, depletion and amortization (non-cash item) $47,471 Sustaining Capital $(4,314) Total $158,784 • Sustaining Capital represents Capital Expenditures for maintaining existing operating assets • Repairs and Maintenance (R&M) are accounted for in Net Income attributable to the Company • “Free Cash Flow” is a non-GAAP financial measure, which management believes assists investors by providing insight into operating performance of the Company and provides useful information regarding how cash compares to the capital required to maintain and grow the business. However, “Free Cash Flow” has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of results reported under GAAP. “Free Cash Flow” is calculated as “Net income attributable to the Company” increased by “Depreciation, depletion and amortization” and reduced by “Sustaining Capital.”

DEBT IS 25% OF OUTSTANDING DEBT HAS A FIXED OR SWAPPED INTEREST RATE 82.7% AVERAGE WEIGHTED EFFECTIVE INTEREST RATE IS 4.7% AVERAGE REMAINING LIFE IN YEARS 19.7 OF COMPANY’S TOTAL ASSETS PROJECT-LEVEL DEBT ONLY AS OF MARCH 31, 2026

CAPITAL ALLOCATION JANUARY 1, 2015 – MARCH 31, 2026 $2.2 BILLION IN TOTAL CAPITAL ALLOCATION FROM JANUARY 1, 2015 TO MARCH 31, 2026

STOCK REPURCHASE YEAR TO DATE 2025 AND 2026 COMPARISON • Shares repurchased represent only those acquired under the Company’s authorized Stock Repurchase Program • The number of shares repurchased from April 1 to May 11, 2026 has not been previously disclosed FOR THE FULL YEAR 2025, THE COMPANY REPURCHASED 798,622 SHARES FOR $40.0MM.

EFFICIENT OVERHEAD CORPORATE AND OTHER OPERATING EXPENSES AS % OF CONSOLIDATED REVENUE

LAND HOLDINGS AND DEVELOPMENTS THE FUTURE APPROVED DETAILED SPECIFIC AREA PLANS • Detailed Specific Area Plans (DSAPs) are the final step in implementing the Bay Walton Sector Plan and are approved by the Bay County and Walton County Commissions

LAND HOLDINGS AND DEVELOPMENTS • Detailed Specific Area Plans (DSAPs) are the final step in implementing the Bay Walton Sector Plan and are approved by the Bay County and Walton County Commissions DSAPs STARTED

LAND HOLDINGS AND DEVELOPMENTS • Detailed Specific Area Plans (DSAPs) are the final step in implementing the Bay Walton Sector Plan and are approved by the Bay County and Walton County Commissions DSAPs PLANNED LATE 2026/EARLY 2027

LAND HOLDINGS AND DEVELOPMENTS • Detailed Specific Area Plans (DSAPs) are the final step in implementing the Bay Walton Sector Plan and are approved by the Bay County and Walton County Commissions DSAPs PLANNED MID 2027

LAND HOLDINGS AND DEVELOPMENTS • Detailed Specific Area Plans (DSAPs) are the final step in implementing the Bay Walton Sector Plan and are approved by the Bay County and Walton County Commissions DSAPs PLANNED START DATE TBD

BACKLOG AS OF MARCH 31, 2025 952 ACTIVE BUILDERS 20 HOMESITES UNDER CONTRACT 2026 AND BEYOND RESIDENTIAL HOMESITE PIPELINE BACKLOG AS OF MARCH 31, 2026 HOMESITES UNDER CONTRACT: 3,204 237% INCREASE FROM MARCH 31, 2025 ACTIVE BUILDERS: 18 • As of March 31, 2026 • Includes 1,452 homesites for Latitude Margaritaville Watersound joint venture • Subject to change

BACKLOG AS OF MARCH 31, 2025 952 ACTIVE BUILDERS 20 HOMESITES UNDER CONTRACT 2026 AND BEYOND RESIDENTIAL HOMESITE PIPELINE • SouthWood®, SummerCamp® Beach and WindMark Beach® communities are located in Leon, Franklin or Gulf counties respectively and not shown on this map • Subject to change

LAND HOLDINGS AND DEVELOPMENTS 2026 AND BEYOND COMMERCIAL LEASING PIPELINE Subject to change AS OF MARCH 31, 2026 EXECUTED LEASES: ~250 96% LEASED

LAND HOLDINGS AND DEVELOPMENTS 2026 AND BEYOND COMMERCIAL LEASING PIPELINE • Subject to change • Map does not depict all commercial leasing space

LAND HOLDINGS AND DEVELOPMENTS 2026 AND BEYOND WATERSOUND TOWN CENTER Subject to change

LAND HOLDINGS AND DEVELOPMENTS 2026 AND BEYOND WATERSOUND WEST BAY CENTER Subject to change

LATITUDE JOINT VENTURE CASH FLOW AS OF MARCH 31, 2026 Develops infrastructure and builds homes JOE Minto Initial Capital Contribution Earnings* $92.1 Million $184.2 Million Minto manages the joint venture, which allows JOE to scale up and focus on growing its residential, hospitality, and commercial segments, while maintaining a low overhead structure. The joint venture is creating consumers for JOE businesses outside of the joint venture, which includes Watersound West Bay Center, future ICW Marina, and business services companies like Watersound Real Estate, Watersound Insurance Agency and Watersound Title Agency. 2,273 homes closed or 61% of 3,700 homes $11.7 Million $11.7 Million $23.4 Million $92.1 Million Joint Venture In addition to the above cash flow, as of March 31, 2026, JOE has received $22.3 Million for the contribution of raw land made to the joint venture for the initial 2,273 homes closed. *not all earnings have been disbursed

LATITUDE DRIVES VALUE BEYOND JOINT VENTURE CASH FLOWS Joint Venture

JOE’S VIRTUOUS CIRCLE VALUE CREATION

“Earnings Before Interest, Taxes, Depreciation and Amortization” (EBITDA) is a non-GAAP measure, which management believes assists investors by providing insight into the operating performance of the Company across periods on a consistent basis and, when viewed in combination with the Company’s results prepared in accordance with GAAP, provides a more complete understanding of factors and trends affecting the Company. However, EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of results reported under GAAP. EBITDA is calculated by adjusting “Interest expense”, “Investment income, net”, “Income tax expense (benefit)”, “Depreciation, depletion and amortization” to “Net income attributable to the Company”. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA)

All Rights Reserved. Important Notice Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include, among other things, information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, strategies, prospects and objectives. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “guidance,” “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “forecast,” “project,” “plan,” “intend,” “believe,” “confident,” “should,” “can have,” “likely,” “future,” “continue” or other similar expressions concerning matters that are not historical facts. We caution you that all forward-looking statements involve risks and uncertainties, and while we believe that our expectations for the future are reasonable in view of currently available information, you are cautioned not to place undue reliance on our forward-looking statements. Actual results or events may differ materially from those indicated as a result of various important factors, including: our ability to successfully implement our strategic objectives; new or increased competition across our business units; any decline in general economic conditions, particularly in our primary markets; interest rate fluctuations; inflation; higher insurance costs and our ability to obtain adequate insurance coverage for our properties; financial institution disruptions; supply chain disruptions, including as a result of conflicts; geopolitical conflicts and political uncertainty and the corresponding impact on the global economy; imposition of tariffs and uncertainty regarding trade policies; changes in consumer sentiment and confidence that may impact demand across our segments; our ability to successfully execute or integrate new business endeavors and acquisitions; our ability to yield anticipated returns from our developments and projects; our ability to cooperate effectively with new builder partners; our ability to effectively manage our real estate assets, as well as the ability for us or our joint venture partners to effectively manage the day-to-day activities of our projects; our ability to complete construction and development projects within expected timeframes; the interest of prospective guests in our hotels; reductions in travel and other risks inherent to the hospitality industry; the illiquidity of all real estate assets; financial risks, including risks relating to currency fluctuations, credit risks, and fluctuations in the market value of our investment portfolio; any potential negative impact of our longer-term property development strategy, including losses and negative cash flows for an extended period of time if we continue with the self-development of granted entitlements; our dependence on homebuilders; mix of sales from different communities and the corresponding impact on sales period over period; the financial condition of our commercial tenants; regulatory and insurance risks associated with a senior living facility; any reduction in the supply of mortgage loans or tightening of credit markets; our dependence on strong migration and population expansion in our regions of development, particularly Northwest Florida; our ability to fully recover from natural disasters and severe weather conditions; the actual or perceived threat of climate change; the seasonality of our business; our dependence on certain third party providers; the decreased ability of minority shareholders to influence corporate matters, due to concentrated ownership of largest shareholder; the impact of unfavorable legal proceedings or government investigations; the impact of complex and changing laws and regulations in the areas where we operate; changes in tax rates, the adoption of new U.S. tax legislation, and exposure to additional tax liabilities; new litigation; our ability to attract and retain qualified employees, particularly in our hospitality business; our ability to protect our information technology infrastructure and defend against cyber-attacks; increased media, political, and regulatory scrutiny negatively impacting our reputation; our ability to maintain adequate internal controls; risks associated with our financing arrangements, including our compliance with certain restrictions and limitations; our ability to pay our quarterly dividend; and our ability to repurchase stock under our stock repurchase program; and the other risks and uncertainties discussed in “Risk Factors” beginning on page 7 of our most recent Annual Report on Form 10-K and from time to time in our subsequent filings with the SEC . © The St. Joe Company 2026. All Rights Reserved. “JOE®”, “St. Joe®”, “St. Joe with Taking Flight Bird design®”, “Taking Flight Bird design®”, “Breakfast Point®”, “Pier Park®”, “Pier Park City CenterSM”, “Rivercamps®”, “Southwood®”, “SummerCamp® ”, “Watersound®”, “Watersound Camp Creek®”, “Watersound Origins®” , “WindMark®” and “WindMark Beach®” are service marks of The St. Joe Company, and are NOT for use by any other party unless licensed by The St. Joe Company. “Latitude Margaritaville®” is a registered trademark of Margaritaville Enterprises, LLC and is used under license. This document does not constitute an offer to sell real property. The maps depicted are to show proximity to communities/areas for illustrative purposes. No guarantee is made that the proposed developments will be built as currently proposed, or, if built, will be of the same type, size or nature. Proposed developments are expected to take several years and will likely be modified from time to time to respond to varying market conditions and changes in circumstances. The developer reserves the right to modify plans for the development described or depicted herein at any time without notice.